EXHIBIT 99.1

September 18, 2006


Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549


We have read AdZone  Research,  Inc.'s  statements  made in accordance with Item
4.02 of Form 8-K, as part of the Company's Form 8-K to be filed with the SEC on September 19, 2006 and we are in agreement with the statements made by the registrant in said filing.


/s/ Aidman, Piser & Company, P.A.

Tampa, Florida